UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 23, 2018
Date of Report (Date of earliest event reported)

Ecology and Environment Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 1-9065

New York	16-0971022
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

368 Pleasant View Drive
Lancaster, New York	14086
(Address of principal executive offices)	(Zip code)

(716) 684-8060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Ecology and Environment Inc. (the “Company”) held its Annual Meeting of Shareholders on April 18, 2018, the results of which were certified by the Inspectors of Election, Leicia Savinetti, American Stock Transfer & Trust Company, and Laura Dibben, Ecology and Environment Inc., on April 23, 2018. At the meeting, shareholders:

(a) elected two (2) Class A nominees and five (5) Class B nominees for election as Directors of the Company;

(b) approved, on an advisory basis, the compensation paid to the Company’s Named Executives; and

(c) ratified the appointment of Ernst & Young LLP as Auditors for fiscal year 2018.

Set forth below are the names of the nominees for election as Director of the Company, and the votes cast for, against, withheld authority to vote, and broker non-votes; and the results for the voting on (i) the advisory vote approving the 2018 compensation paid to the Company’s named executive officers and (ii) the ratification of the appointment of Ernst & Young LLP as Auditors.

Class A Nominee	Shares Voted For	Shares Voted Against	Shares Withheld Authority to Vote	Broker Non-Votes
Justin C. Jacobs	1,816,142	-0-	24,800	839,760
Michael El-Hillow	1,818,027	-0-	22,915	839,760

Class B Nominee	Shares Voted For	Shares Voted Against	Shares Withheld Authority to Vote	Broker Non-Votes
Marshall A. Heinberg	994,078	-0-	257,207	-0-
Frank B. Silvestro	975,277	-0-	276,008	-0-
Stephanie W. Abramson	499,520	-0-	751,765	-0-
Ronald L. Frank	1,251,285	-0-	-0-	-0-
Michael C. Gross	1,251,285	-0-	-0-	-0-

Advisory Vote for Compensation	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Class A Common Stock (1/10 vote per share)	1,617,841	52,484	169,617	839,760
Class B Common Stock (1 vote per share)	1,233,170	-0-	18,115	-0-

Appointment of Ernst & Young LLP as Auditors	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Class A Common Stock (1/10 vote per share)	2,637,387	40,896	2,419	-0-
Class B Common Stock (1 vote per share)	1,251,285	-0-	-0-	-0-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ECOLOGY AND ENVIRONMENT INC.

By	/s/ Gerard A. Gallagher III
Gerard A. Gallagher III

Dated: April 23, 2018